Mass Customization Electrification Automation Globalization Digitization Q3 2020 INVESTOR PRESENTATION Exhibit 99

Safe Harbor Statement & Disclosure Transforming the Future This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Forward-looking information noted in the following slides was effective as of the Company’s most recent earnings release and conference call (November 4, 2020).  Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities.

Our Businesses Our Attachments Business Our Fuel Cell Business Transforming the Future Our Core Lift Truck Business

Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers. Hyster-Yale at a Glance Lift Truck Bolzoni Nuvera Revenue $2,787.2 $302.4 $3.8 Operating Profit (loss) $78.9 $2.8 ($36.8) Net Income (loss) $51.5 $2.4 ($25.9) EBITDA(1) $108.7 $14.3 ($34.3) ROTCE(1) (Net debt basis) 10.5% 1.6% n/m Net Debt (cash) at end of period $189.5 $18.3 n/m Approximate # of Employees (globally) 6,100 1,300 200 Transforming the Future Key Metrics In millions (except employee data) LTM 9/30/2020 LTM 9/30/2020 Sales by Segment _____________________  (1) EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 17. ~0.1%

Full Lift Truck Product Line - Over 400 Different Truck Models Available



Electric Counterbalanced Rider Trucks
Electric Narrow Aisle Trucks
Electric Hand Trucks
ICE (cushion tire)
Internal Combustion Engine (ICE) (pneumatic tire)
CLASS 1
CLASS 2
CLASS 3
CLASS 4
CLASS 5
1.0T to 8.0T
1.5T to 6.0T
1.5T to 8.0T
1.0T to 7.0T
1.0T to 52.0T
Hyster® & Yale® > 340 models
Electric CB
3-wheel Electric
4-wheel Electric
Lithium-Ion
Warehouse Equipment
Reach Trucks
Very Narrow Aisle Trucks
Order Pickers
Pallet Trucks
Stackers
Counterbalance
Internal Combustion Engine
Internal Combustion Engine
Big Trucks
Reach Stackers
Empty / Laden Container Handlers
CLASS 1
CLASS 2
CLASS 3
CLASS 5
OTHER
1.5T to 5.0T
1.0T to 2.0T
1.0T to 2.0T
1.5T to 45.0T
HY Maximal > 150 models
Electric
3-wheel
4-wheel
Warehouse Equipment
Reach Truck
Very Narrow Aisle Truck
Stacker
Pallet Truck
ICE
Gas & LPG Forklift
Diesel Forklift
Port Machinery
Empty Container Handler
Reach Stacker
Side Loader
Rough Terrain Forklift

Transforming the Future
5
HYSTER-YALE MATERIALS HANDLING

…with a Broad Range of Power Options, Attachments and Solutions

Power Options

CLASS 1, 2 & 3	CLASS 4 & 5
Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks	Internal Combustion Engine (cushion tire) Internal Combustion Engine (pneumatic tire)



Lead-Acid Battery | Lithium-ion Battery | Fuel Cell Engine | LPG & Bi-fuel | LPG & CNG | Diesel Tier 3 / Stage III | Diesel Tier 4 / Stage IV/ Tier 5 - coming

Attachments

Clamps | Multipallets | Rotators | Forks | Push Pulls | Fork Positioners | Sideshifters | Lifting Tables

Solutions



Development of a Smart, Connected Ecosystem

Customer Portal View

- Dashboards
- Telematics driven
- Actionable insights
- Fleet management
- Parts order fulfillment

54,000+ assets under management



Smart Connected Equipment
Lifecycle Analytics and Insights
Integrated Service and Automation
Clean, consolidated customer interfaces

Integrated Solutions

- Hydrogen fuel cells
- Telematics solution
- Attachments
- Automation

Service Integration & Automation

- Service event management
- Fleet management
- Mobile diagnostics

DEALER DBS

Lifecycle Analytics and Insights

- Data analytics
- Product development
- Predictive maintenance (PdM)

Transforming the Future

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HYSTER-YALE MATERIALS HANDLING

Global Lift Truck Market

Global Lift Truck Industry Size

(units in thousands)

Long-term CAGR (2004 – 2019) = **5.2%**


1,500
1,200
900
600
300
0
872
547
794
975
944
1,010
1,094
1,100
1,182
1,395
1,538
1,507
1,540
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
LTM 2020

Trend line represents 5.2% long-term CAGR Average Industry Size. Source: WITS. Represents annual order intake.

North America Retail Lift Truck at Trend Line


80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
Q1 72
Q1 74
Q1 76
Q1 78
Q1 80
Q1 82
Q1 84
Q1 86
Q1 88
Q1 90
Q1 92
Q1 94
Q1 96
Q1 98
Q1 00
Q1 02
Q1 04
Q1 06
Q1 08
Q1 10
Q1 12
Q1 14
Q1 16
Q1 18
Q1 20
Trend
Upper Limit
Lower Limit
NA

Source: ITA. Represents quarterly order intake.

Lift Truck Industry Q4 2019 versus Q1, Q2 and Q3 2020

Global Industry

(units in thousands)


500.0
450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
-
Q4 2019
Q1 2020
Q2 2020
Q3 2020

Americas Industry

(units in thousands)


100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
Q4 2019
Q1 2020
Q2 2020
Q3 2020

EMEA Industry

(units in thousands)


160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
Q4 2019
Q1 2020
Q2 2020
Q3 2020

JAPIC Industry

(units in thousands)


300.0
250.0
200.0
150.0
100.0
50.0
-
Q4 2019
Q1 2020
Q2 2020
Q3 2020*

Source: WITS Orders Reports.

*Increase in JAPIC solely due to increase in China

Transforming the Future

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HYSTER-YALE MATERIALS HANDLING

Lift Truck Unit Class Shipments _____________________ Source: Company: LTM 9/30/20 Unit Revenues Industry Units by Geography _____________________ Source: Company: LTM 9/30/20 Units Shipped Note: Units sold direct by SN JV are not included _____________________ Source: WITS. LTM 9/30/20 Orders Reports. _____________________ Source: WITS. LTM 9/30/20 Orders Reports. ICE = Internal Combustion Engine ____________________ Source: Company: LTM 9/30/20 Units Shipped Note: Units sold direct by SN JV are not included ICE = Internal Combustion Engine Industry Units by Class _____________________ Source: Internal Company estimates HY Lift Truck Unit Revenue by Class HY Lift Truck Units by Class HY Lift Truck Units Sold by Geography Industry Unit Revenue by Class Estimated Industry Revenue Mix Transforming the Future

Q3 2020 results were adversely affected by the continuing COVID-19 pandemic: Significant declines in economic activity from shutdowns in Q2 2020 continued to effect global demand for HY’s products in Q3 2020 Shipments decreased vs. Q3 2019, but increased over Q2 2020, which was significantly impacted due to pandemic-related shutdowns and lower production rates Bookings in Q3 2020 were comparable to Q3 2019 and up substantially from Q2 2020 Management continues to carefully manage backlog and shipments so lead times and production rates match market conditions. Strong Q3 2020 bookings led to a modest increase in Q3 2020 backlog over Q2. Recent booking activity is encouraging and HY expects Q4 2020 results to be significantly higher than Q3 2020 and Q4 2019, but severity and duration of the pandemic and consequential economic impact remains uncertain, especially with spiking COVID-19 cases in a number of countries, including HY’s largest markets Pandemic-related uncertainty continues to limit ability to forecast bookings into 2021 and, as a result, expected shipment levels for FY 2021 COVID-19 Impact on Hyster-Yale Transforming the Future

Operational Actions: Procedures implemented to limit employees’ exposure to COVID-19 Carefully managing shipments, backlog and lead times to match market conditions while also maintaining adequate production levels and minimal open production slots Focused on adapting production levels quickly to market changes and working closely with suppliers to help ensure appropriate component supply levels Cost Containment Actions: Targeted to achieve $60m-$75m in cost savings in 2020 vs. 2019 spending Cost containment actions have resulted in a decrease in operating expenses of $47.3 million for YTD 2020 – to remain in place until uncertainty dissipates & results improve, which is expected over course of 2021 Specific actions: Reductions in base salaries, Board of Directors’ fees, work-scheduled furloughs at manufacturing plants; suspension of 2020 incentive compensation plans, 401K contributions and profit sharing plan; spending and travel restrictions, aggressive reductions in discretionary spending, as well as hiring freezes and minimization or elimination of contract & temporary workers Cash Flow Actions: Actions taken to reduce working capital and reduce or defer capital expenditures, but with improving bookings trend, plans are to increase investments in working capital to support business growth HY continues to maintain a long-term focus, but given actions, the pace and timing of the Company’s strategic programs have been reprioritized and, in some cases, delayed due to COVID-19 Actions Taken to Moderate Near-Term Impact of COVID-19 Transforming the Future

Path to Execution of Strategic Initiatives In total, Hyster-Yale projects maturing over the next 1 to 4 years are transformative and have the objective of driving revenue and profitability to target New Utility Products New Standard Products New Premium Products HY Maximal Integration BBR Range Expansion BBR Greenville Manufacture Enhanced India Production Integrated Telematics Warehouse Range Expansion Big Truck Electrification Expanded Automation Offering Bolzoni Premium and Standard Products Range Expansion Increased Direct Selling Global Accounts Expansion China Plants Consolidation Brazil Export Expansion Industry Strategy Focus HY – Impact Selling HY – Flow Dealer Stocking Program Dealer Excellence Initiatives Maximal Domestic China & Export Growth Comprehensive Lithium-Ion Offering Digital Initiatives – Sales & Service Bolzoni North America Expansion Nuvera to Breakeven Nuvera OEM & Partner Initiatives Automation of Key Production Processes Fuel Cell Range Extenders to Heavy Duty Applications Bolzoni Industry Focus Bolzoni Asia Customer Expansion Any update?? PRIORITY PROGRAMS* Product Operations: Modular Products Plant Footprint Optimization New Low-Intensity Products Warehouse Range Expansion Electrification of ICE Products Integrated Fuel Cell Solutions Commercial Operations: Industry Strategy Focus Increased Direct Selling Digital Initiatives - Sales & Service HY Impact Pipeline Management PRIORITY PROGRAMS* Sales of New Certified E45kW Engine Certification of 60kW Engines Fuel Cell Range Extenders for Heavy-Duty Applications Expansion of Fuel Cell Engine Range BBR Sales through Lift Truck Business Our Core Lift Truck Business PRIORITY PROGRAMS* One Company, 3 Brands North America Expansion Industry Focus JAPIC Expansion Silver-Line Products Our Attachments Business Our Fuel Cell Business Hyster-Yale strategic programs will be transformative… …and have the objective of driving revenue and profitability to target, with some uncertainty to implementation timing Transforming the Future *See more specific information on priority programs starting on page 26.

Key Capital Expenditures Capital expenditures directed to support key HY lift truck product initiatives along with development of Bolzoni and Nuvera products and facilities. The Company continues to evaluate the amount and timing of 2020 capital expenditures in relation to the current economic outlook. (total $ in millions) * Estimated Capital Expenditures Transforming the Future

Focus on Maintaining Liquidity during Economic Downturn brought on by COVID-19 Investments in Fuel Cell Business Investments in Lift Truck Business Liquidity: Hyster-Yale Priorities for Use of Cash Expense and capital investments in strategic programs to accelerate growth and enhance margins Investments to commercialize Nuvera’s fuel cell technology Transforming the Future Expense and capital investments in strategic programs to accelerate growth and enhance margins Investments in Attachments Business Return Cash to Stockholders 2018 2019 2020 Annual Dividends (1) $20.4m $1.24/share $21.0m $1.27/share YTD $16.0m $1.27/share 2012 to 2014 Share Buyback $49.8m / 694,653 shares of Class A common stock (1) Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after May increase in 2018 and 2019. Unused borrowing capacity of ~$260m @ 9/30/20 Cost containment actions in place

Results for Q3 2020 Consolidated vs. Q3 2019

($ in millions)	Lift Truck[1]	Bolzoni[1]	Nuvera[1]	HY Q3 2020	HY Q3 2019	Variance	HY LTM 9/30/20	HY LTM 9/30/19	Variance
Revenues	$618.7	$63.3	$0.7	$652.4	$766.0	($113.6)	$2,927.3	$3,297.8	($370.5)
Gross Profit (Loss)	$94.3	$12.1	($2.7)	$103.4	$135.0	($31.6)	$484.9	$522.5	($37.6)
Operating Expenses	($78.1)	($12.0)	($6.0)	($96.1)	($115.5)	$19.4	($440.6)	($480.1)	$39.5
Operating Profit (Loss)	$16.2	$0.1	($8.7)	$7.3	$19.5	($12.2)	$44.3	$42.4	$1.9
Net Income (Loss)	$11.6	$0.1	($6.1)	$5.1	$12.8	($7.7)	$27.4	$31.2	($3.8)
EBITDA[2]	$25.3	$3.2	($8.1)	$20.1	$33.4	($13.3)	$88.1	$103.1	($15.0)


HYSTER

Q3 2020 Results

- Revenue decrease due to lower units and parts volumes in all Lift Truck geographic segments & at Bolzoni as a result of lower Q2 2020 bookings and the decline in global economic activity subsequent to the pandemic-related shutdowns
- Decrease in operating profit driven lower gross profit in all geographic segments & at Bolzoni from lower units & parts volumes, as well as the absence of $8.7m favorable retroactive tariff exclusion adjustments realized in Q3 2019, partially offset by lower operating expenses primarily from cost containment actions taken to mitigate impact of COVID-19.
- Nuvera revenues down due to lower third-party fuel cell development services, but operating loss was lower due to smaller unfavorable inventory adjustments in Q3 2020 vs. 2019 and impact of cost containment actions.

Business Prospects

- Market activity and bookings have improved faster than anticipated, but level of future bookings is still uncertain
- Operating profit and net income in Q4 2020 expected to by significantly higher than Q3 2020 and Q4 2019.
- Severity and duration of pandemic and resulting economic impact remains uncertain, specifically in light of recent spikes in various countries, including HY's largest markets, and this uncertainty continues to limit ability to forecast bookings and expected shipment levels during 2021.
- Focused on actions that will enhance cash flow before financing and liquidity, including cost containment actions targeted to achieve $60m-$75m in cost savings in 2020
- Strategic projects continue to move forward, but in light of COVID-19, the pace of certain projects have been prioritized over others.

(1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information.
(2) EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 17.

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HYSTER-YALE MATERIALS HANDLING

Valuation Approach Should Vary By Business Lift Truck and Attachment Businesses Fuel Cell Business Board Oversight as Three Separate Businesses Incentives Tied to Individual Businesses Strong Operating Cash Generation Market Leading Products and Position Mature Cyclical Industry Value using Traditional Valuation Model of EBITDA Multiple on a Net Debt Basis Multiple should reflect ROIC levels resulting from transformational strategies Developing / Technology Industry Distinct Technology / Patents in Fuel Cell and Hydrogen Generation Operating Cash Invested in New Product Commercialization / Ramp Up Value as Venture Business with Developed Technology Transforming the Future

ENTER SESSION TITLE HERE… Presenter Name FINANCIAL APPENDIX

17 Non-GAAP Disclosure Transforming the Future EBITDA and return on total capital employed are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following: EBITDA is defined as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. Return on Total Capital Employed (“ROTCE”) is defined as net income (loss), as reported, before interest expense, after tax, divided by average capital employed. Average capital employed is defined as average stockholders’ equity plus average debt less average cash. Adjusted Cash Flow before Financing is defined as cash from operating activities less cash from investing activities, excluding the approximately $80m impact of an unplanned systems-related acceleration of supplier payments in December 2016. For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

Non-GAAP Reconciliation EBITDA _____________________ Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. Transforming the Future (1) The results of the Sulligent, Alabama, facility were included in the Lift Truck 2015 and 2016 results. They are included in the Bolzoni segment from 1/1/2017. ($ in millions) Year Ended December 31 Qtr. Qtr. LTM Lift Truck (1) 2015 2016 2017 2018 2019 43738 44104 44104 Reconciliation of EBITDA Net income attributable to stockholders $89.3 $66.900000000000006 $71.8 $56.7 $58.3 $19.5 $11.6 $51.5 Noncontrolling interest income (loss) 0.4 -0.5 -0.4 -0.9 0 0.1 0.6 0.9 Income tax provision (benefit) 39.4 12.2 59.4 10.6 20.8 6.1 2.8 13.1 Interest expense 4.7 6.9 13.9 15.4 19.2 5.0999999999999996 2.9 15.2 Interest income -1.5 -3 -3.7 -2.6 -1.8 -0.1 -0.3 -2 Depreciation and amortization expense 27.3 28.1 29.6 33.5 30.6 7.2 7.7 30 EBITDA(1) $159.6 $110.60000000000002 $170.6 $112.7 $127.1 $37.900000000000006 $25.299999999999997 $108.7

Non-GAAP Reconciliation EBITDA (continued) _____________________ Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. Transforming the Future (1) The results of the Sulligent, Alabama, facility have been included in the Bolzoni segment from 1/1/2017. 9 Months Ended December 31 Year Ended December 31 Qtr. Qtr. LTM ($ in millions) Bolzoni (1) 2016 2017 2018 2019 43738 44104 44104 Reconciliation of EBITDA Net income (loss) attributable to stockholders $-0.3 $3.9 $5.8 $2.8 $0.7 $0.1 $2.4 Noncontrolling interest income 0 0.7 0.5 0.8 0.2 0 0.4 Income tax provision (benefit) -0.4 1 2.1 0.2 -0.4 0 -0.6 Interest expense 0.8 0.8 0.8 0.7 0.2 0.2 0.6 Interest income 0 0 0 0 -0.1 -0.1 -0.1 Depreciation and amortization expense 9.5 11.2 9.6999999999999993 11.7 2.9 3 11.6 EBITDA(1) $9.6 $17.599999999999998 $18.899999999999999 $16.2 $3.5 $3.2 $14.299999999999999

Non-GAAP Reconciliation ROTCE

($ in millions)

Reconciliation of Return on Total Capital Employed / Return on Capital Employed (ROTCE)

	Consolidated	Lift Truck[(1)]	Nuvera	Bolzoni
		LTM 9/30/20		
Average Stockholders' Equity (9/30/20, 6/30/20, 3/31/20, 12/31/19, and 9/30/19)	$533.1	$650.3	$31.7	$156.3
Average Debt (9/30/20, 6/30/20, 3/31/20, 12/31/19, and 9/30/19)	322.7	284.7	(0.8)	34.0
Average Cash (9/30/20, 6/30/20, 3/31/20, 12/31/19, and 9/30/19)	(65.6)	(348.8)	(0.3)	(16.8)
Average capital employed	**$790.2**	**$586.2**	**$30.6**	**$173.5**
Net income (loss)	$27.4	$51.5	$(25.9)	$2.4
Plus: Interest expense, net	13.6	13.2	(0.1)	0.5
Less: Income taxes on interest expense, net at 26%	(3.5)	(3.4)	-	(0.1)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax	**$37.5**	**$61.3**	**$(26.0)**	**$2.8**
Actual return on capital employed percentage	**4.7%**	**10.5%**	**n/m**	**1.6%**

Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.
(1) Lift Truck return on capital employed excludes continuing average investments of $143.5 million for Bolzoni and $156.7 million for Nuvera. Investment numbers are based on a 5-point average.

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HYSTER-YALE MATERIALS HANDLING

Cash Flow before Financing Calculation Transforming the Future CONSOLIDATED ($ in millions) Year Ended December 31 Qtr. LTM 2015 2016 2017 2018 2019 9/30/2020 9/30/2020 Reconciliation of Cash Flow before Financing Net cash provided by (used for) operating activities $89.4   ($48.9)   $164.7   $67.6   $76.7 $88.1   $170.1 Net cash used for investing activities (31.3) (145.1) (47.3) (110.9) (42.0) (6.5) (47.3) Cash Flow before Financing $58.1   ($194.0)   $117.4   ($43.3)   ($34.7) $81.6   $122.8 Impact of accelerated supplier payments - 80.0 (80.0) - - - - Adjusted Cash Flow before Financing $58.1   ($114.0)   $37.4   ($43.3)   ($34.7) $81.6   $122.8

ENTER SESSION TITLE HERE… Presenter Name Supplemental Information

Hyster-Yale's Global Footprint



Danville, Illinois
Parts Distribution Center
Homewood, Illinois
Inventory and Parts; Customer Service and Support
Irvine, Scotland
European Administration Center
Frimley, UK
Division Headquarters; Engineering Concept Centre
Gävle, Sweden
Commercial Subsidiary
Järvenpää, Finland
Attachment Manufacture
Moscow, Russia
Commercial Subsidiary
Hebei, China
Fork Manufacture
Wuxi, China
Attachment Manufacture
Fairview, Oregon
Counterbalanced Development Center; Administration Center
Cleveland, Ohio
Corporate Headquarters
Craigavon, N. Ireland
Lift Truck Manufacture
Lublin, Poland
Commercial Subsidiary
Obu, Japan (JV)
Lift Truck Manufacture; Parts Distribution
Clackamas, Oregon
Clackamas Test Center
Warrington, UK
Commercial Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Tokyo, Japan (JV)
Sales Headquarters
Pointe-Claire, Canada
Commercial Subsidiary
Sulligent, Alabama
Attachment and Component Manufacture
Montevrain, France
Commercial Offices
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development Center; Parts Distribution Center
Shanghai, China
Lift Truck Manufacture; Parts Distribution; China Marketing and Administration Center
Tyler, Texas
HY Telematics
Billerica, Massachusetts
Fuel Cell Business Headquarters; Research and Development; Manufacturing and Sales
Montcada/Reixac, Spain
Commercial Subsidiary
Salzgitter, Germany
Attachment Manufacture
Hefei, China
Supply Chain Center
Ramos Arizpé, Mexico
Fabrication Manufacture
Nozay, France
Commercial Subsidiary
Weeze, Germany
Experience & Test Center
Berea, Kentucky
Lift Truck Manufacture
Hangzhou, China (JV)
Lift Truck Manufacture; Parts Distribution; Marketing and Administration Center (Maximal)
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture; Warehouse Development Center
Frankfurt/Main, Germany
Commercial Offices
Charlotte, North Carolina
Experience Center
Pune, India
Engineering, Supply Chain and Marketing Center
Cavite, Philippines (JV)
Fabrication Manufacture
San Donato, Italy
European Offices; Research & Development; Testing Facilities
Masate, Italy
Lift Truck Manufacture; European Warehouse Development Center
Hanoi, Vietnam (JV)
Component Manufacture
Singapore
Division Headquarters and Retail Dealership
Piacenza, Italy
Bolzoni Headquarters; Attachment, Lift Table and Fork Manufacture
Prato, Italy
Attachment Manufacture
Sydney, Australia
Pacific Headquarters; Sales Office and Parts Distribution
Itu, Brazil
Lift Truck Manufacture; Parts Distribution Center
Serra, Brazil
Future Attachments Manufacture; Sales and Service
LEGEND:
Lift Truck Business locations
Fuel Cell Business (Nuvera) locations
Attachment Business (Bolzoni) locations
Global Headquarters
Prestons/Sydney, Australia
Commercial Subsidiary

Transforming the Future

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HYSTER-YALE MATERIALS HANDLING

Overview and Sources of Revenue for FY 2019

A leading global lift truck manufacturer

Large installed population that drives parts sales
Over 912,000 lift truck units worldwide at 12/31/19

HY sales of ~ 100,300 lift truck units in FY 2019
~91,300 units sold – produced in HY plants
~6,000 units sold – produced by HY Maximal
~ 3,000 units sold – produced by JV or other third parties

Additional ~ 7,200 lift truck units sold in 2019 by Sumitomo NACCO (JV partner)

2019 Worldwide Sales by Product



Service, Rental & Other 8%
Aftermarket 12%
Nuvera <1%
Bolzoni 5%
ICE Units (2) 47%
Electric Units 28%

2019 Retail Lift Truck Shipments by End Market (3)



Retail and Durable Goods 32%
Food and Beverage 17%
Industrials 29%
Logistics 23%

2019 Lift Truck Distribution Channel Mix



National Accounts 21%
Independent Dealers 79%

(1) Company estimate.
(2) Includes Big Truck sales that represent 11.4% of total sales.
(3) Represents Hyster-Yale North American Lift Truck unit shipments by industry.

Transforming the Future
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HYSTER-YALE MATERIALS HANDLING

Japan Western Europe Eastern Europe Brazil North America Middle East & Africa Latin America (excluding Brazil) Asia (excluding China & Japan) China ( 3 & 12 months rate of change trend) Global Lift Truck Market Rates of Change _____________________ Source: WITS. Bookings Reports. Transforming the Future

LOW COST HIGH FUNCTION Operator Compartment Overhead Guard Basic Cab Premium Cab Powertrain Basic Electronic Advanced Steering Hydraulic Electric Electrical System Basic Full Featured + + + = + + = + Right Modules Right Cost Right Function Transforming the Future One Truck Multiple Configurations Modular Solutions to Optimize Customer Productivity

Modular Solutions to Optimize Customer Productivity (continued)

- Primary product focus is on modular and scalable product families covering both internal combustion engine (ICE) and electric trucks
- Products expected to provide customers with enhanced flexibility for meeting application needs combined with lower cost of ownership and enhanced productivity
- First modular product, standard version of 2-3 ton ICE counterbalanced (CB) truck for EMEA market, expected to be launched in Q1 2021.
- Launch of this new range of 2-3 ton CB trucks to continue through 2021
- Modular product families to be expanded comprehensively to include larger counter-balanced capacities, Big Trucks and warehouse trucks
- New modular products will lead to significant changes in supply chain sourcing and in various manufacturing facilities as certain products are moved between plants:
  - Consolidated component volume sourced globally expected to reduce costs and improve quality
  - Largest manufacturing facilities in Berea, Craigavon and Greenville undergoing significant changes
  - Accelerated plans to move certain products that will provide more permanent structural changes and reduce costs

Transforming the Future
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HYSTER-YALE MATERIALS HANDLING

Direct Customer Engagement: Connecting Value to Requirements Evolving Business Needs HY Transformative Solutions HY Sales Transformation Enhanced Industry Sales Strategy Deploy Value Selling Process Increase Direct Engagement Focus on Customer Experience Commercialize Emerging Telemetry, IoT & Digitization Technologies Transforming the Future

Direct Customer Engagement: Connecting Value to Requirements (continued) Transforming the Future COVID-19 Implications for Direct Customer Engagement: Direct Customer Engagement = both Physically and Digitally COVID-19 has accelerated the shift toward digitizing the buying process Customers want an easy online experience to self-educate about products, including digital sales/marketing platforms, investigation tools and virtual product demonstrations COVID-19 has increased the need for inside sales to support a digitally enabled sales process, including processes to handle influx of inbound leads from enhanced digital marketing platforms; establish early stage customer contacts/relationships; and make sales appointments COVID-19 is rapidly shifting face-to-face selling to virtual/remote skill sets

Delivering Increased Value Through Direct Engagement Specialization in industry Direct selling Augmenting dealer selling Supported dealer selling Increase Direct Engagement Transforming the Future

Product Line Plans - Warehouse New End Rider New Range of Class 3 Trucks New Range of Reach Trucks Transforming the Future E-commerce Industry Products

2020 Product Launches Transforming the Future Hyster-Yale Products Expected to be Launched in Short-term: Launched in first nine months of 2020: Hyster® UT and Yale® UX lift trucks for all countries New 2.5-3 ton integrated lithium-ion Electric Rider for Americas and EMEA markets New Reach Truck for Americas market Upgraded 6-9 ton Pneumatic ICE counterbalanced lift trucks for EMEA market New Operator Compartment 8 – 18 ton Expected to be launched in the fourth quarter of 2020: New 7-9 ton integrated lithium-ion Electric Rider for Americas and EMEA market Upgraded Moving Mast Reach Truck for EMEA market Stage V engine option for 18 – 52 ton range for EU market Expected to be launched in the first half of 2021: Modular, standard 2-3 ton ICE truck for EMEA market Above list is based on current information and launches could be adjusted based on market conditions

Life Cycle Costs *Typical truck cost/hour for 5,000lb North American applications Operator 69% Fuel 11% Finance 9% Service & repair 11% Typical Truck Cost/Hour* Factors Impacting Low Cost of Ownership Fleet optimization Price management Cost control Residuals Cost/hour Fleet management Extended warranty Telematics Productivity Ergonomics/ fatigue Auto functions Automated trucks Energy usage Alternative powertrains Internal Combustion Engine to Electric Rider Mode control Transforming the Future

Automation Journey Horizontal (Balyo) Vertical (JBT) Partner Solutions Modular, Scalable Internally Developed Automation … Transforming the Future Targeted Introduction of Initial Applications in 2021

Distribution Engagement


Yale®
Sales·Parts·Service
People. Products. Productivity.


PARTS
SERVICE
RENTALS


LiftOne

Independent ▪ Exclusive ▪ Entrepreneurial ▪ Profitable ▪ Committed partner ▪ Dual-line or single

Enhancing performance

- Dealer Excellence programs
- Dealer alignment
- Term-based contracts
- Hyster-Yale providing additional support

~950 global dealer locations

2,800+ application consultants

11,500+ service technicians

Strengthening the distribution footprint

- Industry-focused sales support
- Competitor acquisitions
- In-territory acquisitions
- Enhanced digital customer experience systems
- Dealership succession planning

Transforming the Future

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HYSTER-YALE MATERIALS HANDLING

Bolzoni Core Strategies for Growth Transforming the Future One Company, 3 Brands Industry Focus AGV Market Presence Expansion North America Expansion Enhance OEM Business JAPIC Expansion

Transforming the Future Bolzoni – Focused Investments During COVID -19 Expansion of JAPIC Footprint Increased focus on region Expansion of fork production in China Silver-Line products One Company 3 Brands Bolzoni® Bolzoni Group Auramo® Meyer® Local production Improved internal sales support with technical and engineering expertise Team stability Expanded service team Increased volumes and products New opportunities for cylinders & other components Improved IT systems North America Expansion - Sulligent, Alabama:

Bolzoni: Enhance Strong OEM Relationships Transforming the Future OEM TOP CUSTOMERS(1)(2) OEM SALES BY REGION(1)(2) OEM SALES BY PRODUCT LINE(1)(2) STRONG AND LONG-TERM RELATIONSHIPS RESULTING IN BUSINESS GROWTH ACROSS ALL REGIONS For the 12 months ended 12/31/19 Excludes cylinder sales to HY

Nuvera is a Transformational Opportunity

NUVERA®

- Leading, Patented Technology
- Demand Tapered in Short-term
- Automated Fuel Cell Stack Assembly Lines for Series Production
- Successful Early Stage Adoption
- Expected Transformational Impact on Hyster-Yale Future Profitability

At a Glance:

Technology History

- 75+ engineers
- 8th generation of Fuel Cell concept
- 20 years of Fuel Cell demo vehicles

Intellectual Property

- 650+ live patents
- Fuel Cell core tech
- Next Generation

Application Portfolio

- SMVIC-certified E45 (45kW) Fuel Cell engine
- Certifying next level FC engine E60 (~60kW)
- High-efficiency Fuel Cell stacks

Separate Business Unit

- Focus on core product (Fuel Cells)
- Leveraging Hyster-Yale strengths
- Ramping up for growth

Transforming the Future

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HYSTER-YALE MATERIALS HANDLING

Strong Demand Growth for Fuel Cells Global mobility market is large and expected to grow fast Three main regions for growth Covid-19 impact has caused some delay Source: FCEV Market Report 2025, GMI Inc. 2019. Transforming the Future

Market Trends / Nuvera Activity Europe Market Trend: City & Country bans on ICE Nuvera has started cooperation in Fuel Cell European groups Increasing focus on Bus (12 meter) Current activity focused on systems for industrial machines North America Market Trend: Currently dominated by Materials Handling (>25k units) Fuel Cell-driven electric Port Equipment upcoming Opportunities for use in delivery vans China Market Trend: Government subsidy moving to larger engines with early targets as Buses and Commercial Vehicles Nuvera E45 Fuel Cell engine certified by SMVIC, now also passed in MIIT bus test Nuvera E60 Fuel Cell engine for larger applications in midst of certification process Transforming the Future Nuvera launched next of modular engine systems targeting bus, port equipment, machinery, utility vehicles California leading activity E45/E60 family capable of Freeze Start

Long-Term Focused, not Short-Term Oriented Transforming the Future Partners Shareholders Employees Dealers Suppliers Transforming the Future Customers